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EXHIBIT 10.7

                      TERMINATION AGREEMENT
                      ---------------------

     This Termination Agreement entered into as of the 20th day of November, 1995, by and between Petrolite Corporation, a Delaware
Corporation, 369 Marshall Avenue, St. Louis, Missouri 63119 (the
"Company"), and Paul H. Hatfield, 12444 Powerscourt Drive,
Suite 300, St. Louis, Missouri 63131 ("Mr. Hatfield").

                           WITNESSETH:

     WHEREAS, the Company and Mr. Hatfield entered into that certain Management Agreement dated as of the 11th day of August, 1995 pursuant to which the Company engaged the services of Mr. Hatfield (the "Management Agreement"), a copy of which is attached hereto as Exhibit A; and

     WHEREAS, pursuant to the Management Agreement, the Company and Mr. Hatfield entered into that certain Stock Option Agreement dated as of the 11th day of August pursuant to which the Company granted, and Mr. Hatfield received, an option to purchase shares of the Company's Capital Stock (the "Stock Option Agreement"), a copy of which is attached hereto as Exhibit B; and

     WHEREAS, Mr. Hatfield has become an employee of the Company and, therefore, Mr. Hatfield and the Company mutually desire to terminate both the Management Agreement and the Stock Option
Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. The Management Agreement is terminated effective November 20, 1995. Each of the parties releases and forever discharges the other from any and all agreements, undertakings, obligations, duties, demands and/or claims arising out of or in connection with the Management Agreement and the parties' performance or lack of performance thereof; except that, neither party shall be relieved of its liabilities or obligations arising from or incident to services performed by Manager prior to November 20, 1995.

     2. The Stock Option Agreement is terminated effective November 20, 1995. The option granted under the Stock Option Agreement became exercisable with respect to 6,000 shares prior to termination of the Stock Option Agreement and, accordingly, the option shall be and remain exercisable according to the terms of the Stock Option Agreement only with respect to said 6,000 shares, subject to adjustment as provided in the Stock Option Agreement.

     3. This Termination Agreement and all matters pertaining hereto or arising herefrom shall be governed and determined by the laws of the State of Missouri.


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     4.   This Termination Agreement supersedes all prior
negotiations, understandings and agreements between the parties regarding the subject matter hereof and constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof. No alterations, modifications or changes to this Agreement shall be effective unless the same are in writing and executed by both parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date shown above.


               Company:            PETROLITE CORPORATION



                              By:  /s/ Paul F. Cornelsen
                                   ------------------------------
                                   (Signature)

                                   Chairman of the Compensation
                                   ------------------------------
                                   Committee
                                   ------------------------------
                                   (Title)




               Manager:            Paul H. Hatfield
                                   ------------------------------


                              By:  /s/ Paul H. Hatfield
                                   ------------------------------
                                   (Signature)

                                   Chairman, President and
                                   ------------------------------
                                   Chief Executive Officer
                                   ------------------------------
                                   (Title)


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